UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2013

BIOLOGIX HAIR INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54882	27-4588540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

82 Avenue Road, Toronto, Ontario, Canada	M5R 2H2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (647) 344-5900

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Item 3.02	Entry into Material Definitive Agreement Unregistered Sales of Equity Securities

As previously filed on January 14, 2013, Biologix Hair Science Ltd. (“BHSL”), our wholly-owned subsidiary, entered into an intellectual property purchase and sale agreement and related convertible grid promissory note dated April 10, 2012 with Hair Research and Science Est. (“HRSE”), a company incorporated under the laws of the Principality of Liechtenstein. The agreement and convertible note were subsequently amended by agreements dated August 1, 2012 and November 30, 2012 (collectively, the “Purchase Agreement”).

Pursuant to the Purchase Agreement, BHSL acquired 100% of all right, title and interest throughout the world in and to the Biologix Revive Hair FormulaTM and the Biologix Hair Therapy SystemTM, including all related formulae, products, processes, and technical know-how.

Effective June 1, 2013, BHSL and HRSE entered into an amending agreement to amend the Purchase Agreement.  Pursuant to the amending agreement, our company will issue 300,000 shares in our capital stock to HRSE and BHSL will issue to HRSE a promissory note in the aggregate principal amount of $10,099,385 owing at May 31, 2013 with an interest rate, on any principal amount outstanding, of 7%, increasing to a rate of 12% on December 31, 2013 and increasing to a rate of 24% on March 31, 2014.  In consideration for the above, HRSE will return the convertible note to BHSL for cancellation.  All other material terms of the Purchase Agreement have not changed.

On June 1, 2013, an aggregate of 300,000 shares in the capital stock of the Company, at a deemed price of $2.50 per share, were issued to one (1) non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
10.1
Intellectual Property Purchase and Sale Agreement and Convertible Grid Promissory Note dated April 11, 2012 between Biologix Hair Science Ltd. and Hair Research and Science Est. (incorporated by reference to our Current Report on Form 8-K filed on January 14, 2013).

10.2	Amending Agreement dated August 1, 2012 between Biologix Hair Science Ltd. and Hair Research and Science Est. (incorporated by reference to our Current Report on Form 8-K filed on January 14, 2013)
10.3
Amending Agreement dated November 30, 2012 between Biologix Hair Science Ltd. and Hair Research and Science Est. (incorporated by reference to our Current Report on Form 8-K filed on January 14, 2013).

10.4	Amending Agreement dated June 1, 2013 between Biologix Hair Science Ltd. and Hair Research and Science Est.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLOGIX HAIR INC.
/s/ Ronald Holland
Ronald Holland
Director

Date:	July 2, 2013